UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2017

QUIDEL CORPORATION (Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-10961 (Commission File Number)	94-2573850 (IRS Employer Identification No.)

12544 High Bluff Drive, Suite 200 San Diego, California (Address of principal executive offices)		92130 (Zip Code)
Registrant's telephone number, including area code: (858) 552-1100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01 Entry into a Material Definitive Agreement.
Amended and Restated Triage Purchase Agreement
As previously reported by Quidel Corporation, a Delaware corporation (the “Company”) on the Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 17, 2017, on July 15, 2017, the Company entered into a Purchase Agreement (the “Original Triage Purchase Agreement”) with Alere Inc., a Delaware corporation (“Seller”), Quidel Cardiovascular Inc. (f/k/a QTB Acquisition Corp.), a Delaware corporation and wholly owned subsidiary of the Company (“Purchaser”), and, for the limited purposes set forth therein, Abbott Laboratories, an Illinois corporation (“Abbott”), pursuant to which Seller agreed to sell, and Purchaser agreed to acquire, Seller’s Triage® MeterPro business (the “Triage Business”).
On September 15, 2017, the Company, solely for the purposes of Sections 6.13 and 12.15 thereof, entered into an amendment and restatement of the Original Triage Purchase Agreement (the “Amended and Restated Triage Purchase Agreement”) with Seller, Purchaser and, for the limited purposes set forth therein, Abbott. The Amended and Restated Triage Purchase Agreement was entered into to provide that, (i) to the extent that any term of the Amended and Restated Triage Purchase Agreement conflicts with any directly corresponding term or provision of any Decision and Order of the Federal Trade Commission (the “FTC”) or the decision of the European Commission (the “EC”) issued on January 25, 2017 (the “EC Decision”) relating to the Merger (as defined below), the terms of the FTC’s Decision and Order and the EC Decision shall control, and (ii) the Amended and Restated Triage Purchase Agreement may be terminated by Abbott, if all consents of the FTC required for the consummation of the transactions contemplated by the Amended and Restated BNP Purchase Agreement (as defined below) have not been received within twenty-five days after the consummation of the Merger. In connection with the Amended and Restated Triage Purchase Agreement, the parties also agreed to a revised form of one of the lease agreements pursuant to which Seller or its affiliates will lease portions of the real property in San Diego, California, that will be acquired by Purchaser pursuant to the Amended and Restated Triage Purchase Agreement, to shorten the term of the lease.
As in the Original Triage Purchase Agreement, under the Amended and Restated Triage Purchase Agreement:

•
As aggregate consideration for the Triage Business, Purchaser will pay $400.0 million in cash at the closing of the acquisition (subject to an inventory adjustment as set forth in the Amended and Restated Triage Purchase Agreement) and assume certain post-closing liabilities. Purchaser expects to fund the cash purchase price for the Triage Business with a combination of cash on hand and new debt financing pursuant to the commitment letter described below. The Amended and Restated Triage Purchase Agreement contains customary representations, warranties and covenants made by each of Purchaser and Seller, as well as mutual indemnification obligations.

•
The transactions contemplated by the Amended and Restated Triage Purchase Agreement are subject to certain closing conditions, including: (i) the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of January 30, 2016, as amended on April 13, 2017, by and among Seller, Abbott and Angel Sub, Inc. (as amended, the “Merger Agreement”), pursuant to which Seller will become a wholly-owned subsidiary of Abbott (the “Merger”), (ii) no law or judgment (whether temporary, preliminary or permanent) shall have been promulgated, entered, enforced, enacted or issued by any governmental authority, including a court, that remains in effect and that prohibits, enjoins or makes illegal the consummation of the transactions, (iii) the consummation of the transactions contemplated by the Amended and Restated BNP Purchase Agreement (as defined below), and (iv) other customary closing conditions. Seller is divesting the Triage Business in connection with review by the FTC and the EC of the Merger, which remains subject to FTC and EC approvals and other regulatory approvals. Purchaser’s acquisition of the Triage Business is also subject to approval by the FTC and the EC of Purchaser as the buyer of the Triage Business and other regulatory approvals. Consummation of Purchaser’s acquisition of the Triage Business is expected to occur within 30 days after the closing of the Merger.

•
The Amended and Restated Triage Purchase Agreement may be terminated under certain circumstances, including: (i) the parties’ mutual agreement, (ii) in the event that Abbott determines in good faith that the FTC, the EC or another governmental authority is not likely to approve the Amended and Restated Triage Purchase Agreement, the transactions contemplated thereby, or Purchaser as the buyer of the Triage Business, (iii) if any governmental authority issues a final, non-appealable judgment permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Amended and Restated Triage Purchase Agreement, (iv) if the Merger Agreement is terminated, (v) the non-terminating party’s uncured material breach of the Amended and Restated Triage Purchase Agreement, or (vi) if the transactions contemplated by the Amended and Restated Triage Purchase Agreement have not been consummated within 90 days after the consummation of the Merger. As noted above, the Amended and Restated Triage Purchase Agreement added an additional termination provision, pursuant to which Abbott may terminate the agreement if all consents of the FTC required for the consummation of the transactions contemplated by the Amended and Restated BNP Purchase Agreement have not been received within twenty-five days after the consummation of the Merger.

•
The Amended and Restated Triage Purchase Agreement contemplates the entry by the parties into certain ancillary agreements as of the closing of the transactions, including: (i) a mutual transition services agreement, (ii) a manufacturing and supply agreement, pursuant to which Purchaser shall provide Seller with certain components, and (iii) lease agreements, pursuant to which Seller or its affiliates will lease portions of the real property in San Diego, California, that will be acquired by Purchaser pursuant to the Amended and Restated Triage Purchase Agreement.

The foregoing description of the Amended and Restated Triage Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Triage Purchase Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference into this Item 1.01.
Amended and Restated BNP Purchase Agreement
Also as previously reported by the Company in the Form 8-K filed with the Commission on July 17, 2017, on July 15, 2017, the Company, solely for purposes of Section 11.15 thereof, entered into a Purchase Agreement (the “Original BNP Purchase Agreement,” and with the Original Triage Purchase Agreement, the “Original Purchase Agreements”) with Seller, Purchaser, and, for the limited purposes set forth therein, Abbott, pursuant to which Seller agreed to sell, and Purchaser agreed to acquire, assets and liabilities relating to Seller’s contractual arrangement with Beckman Coulter, Inc. for the supply by Seller of antibodies and other inputs related to, and distribution of, the Triage® BNP Test (the “BNP Product”) for the Beckman Coulter Access Family of Immunoassay Systems (the “BNP Business”).
On September 15, 2017, the Company, solely for the purposes of Section 11.15 thereof, entered into an amendment and restatement of the Original BNP Purchase Agreement (the “Amended and Restated BNP Purchase Agreement”) with Seller, Purchaser and, for the limited purposes set forth therein, Abbott. The Amended and Restated BNP Purchase Agreement was entered into to: (i) provide that, to the extent that any term of the Amended and Restated BNP Purchase Agreement conflicts with any directly corresponding term or provision of the EC Decision, the terms of the EC Decision shall control, (ii) modify the payment terms for the BNP Business, as described further below, with conforming changes to indemnification thresholds, (iii) eliminate certain closing deliverables, including the requirement that the parties enter into a distribution agreement for the distribution of the BNP Product in markets outside of the European Economic Area, and (iv) provide that the agreement may be terminated by Abbott, if all consents of the FTC required for the consummation of the transactions contemplated by the agreement have not been received within twenty-five days after the consummation of the Merger.
Under the Amended and Restated BNP Purchase Agreement, as aggregate consideration for the BNP Business, Purchaser will: (i) pay to Seller (A) up to $40.0 million in cash, payable in five annual installments of $8.0 million (each, an “EEA Installment Payment”), the first of which will be paid approximately six months following the closing of the transactions contemplated by the Amended and Restated BNP Purchase Agreement (each, an “EEA Installment Payment Date”), and (B) $240.0 million in cash, payable in six annual installments of

$40.0 million each, the first of which will be paid approximately six months following the closing of the transactions contemplated by the Amended and Restated BNP Purchase Agreement, and (ii) assume certain post-closing liabilities. If, prior to an EEA Installment Payment Date, (1) any person other than the Company and its affiliates (each such other person, a “Competing Party”) manufactures or has manufactured a BNP assay for use on the automated immunoassay (or combination chemistry/immunoassay) laboratory instruments capable of performing the measurement of analytes in human biological materials, that are developed or marketed by or on behalf of Beckman Coulter or its affiliates (each, a “Competing Product”) for any Competing Party and (2) such Competing Party, directly or indirectly, commences and continues to commercialize broadly such Competing Product in certain designated countries therein in a manner involving the sale of more than a de minimis amount of Competing Product to multiple independent third parties that have validated such Competing Product and for which such Competing Product is a test of record (the occurrence of both (1) and (2) together, a “Triggering Event”), then the amount of the EEA Installment Payments on and after EEA Installment Payment Date shall be as set forth in the table below:

Date of Occurrence of Triggering Event	First EEA Installment Payment Amount	Second EEA Installment Payment Amount	Third EEA Installment Payment Amount	Fourth EEA Installment Payment Amount	Fifth EEA Installment Payment Amount	Total of All EEA Installment Payment Amounts
Prior to the Initial Payment Date	$6,000,000	$4,000,000	$2,000,000	$2,000,000	$2,000,000	$16,000,000
After the Initial Payment Date & Prior to 2019 EEA Installment Payment Date	$8,000,000	$6,000,000	$4,000,000	$2,000,000	$2,000,000	$22,000,000
After 2019 EEA Installment Payment Date & Prior to 2020 EEA Installment Payment Date	$8,000,000	$8,000,000	$6,000,000	$4,000,000	$2,000,000	$28,000,000
After 2020 EEA Installment Payment Date & Prior to 2021 EEA Installment Payment Date	$8,000,000	$8,000,000	$8,000,000	$6,000,000	$4,000,000	$34,000,000
After 2021 EEA Installment Payment Date & Prior to 2022 EEA Installment Payment Date	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$6,000,000	$38,000,000

As in the Original BNP Purchase Agreement, under the Amended and Restated BNP Purchase Agreement:

•	Purchaser intends to fund the purchase price for the BNP Business from cash on hand, and cash flow from operations of the consolidated businesses.

•	The Amended and Restated BNP Purchase Agreement contains customary representations, warranties and covenants made by each of Purchaser and Seller, as well as mutual indemnification obligations.

•
The transactions contemplated by the Amended and Restated BNP Purchase Agreement are subject to certain closing conditions, including: (i) the consummation of the Merger, (ii) no law or judgment (whether temporary, preliminary or permanent) shall have been promulgated, entered, enforced, enacted or issued by any governmental authority, including a court, that remains in effect and that prohibits, enjoins or makes illegal the consummation of the transactions, (iii) the consummation of the transactions contemplated by the Amended and Restated Triage Purchase Agreement, and (iv) other customary closing conditions. Seller is divesting the BNP Business in connection with review by the EC of the Merger. Purchaser’s acquisition of the BNP Business is also subject to approval by the FTC and the EC of Purchaser as the buyer of the BNP Business and other regulatory approvals. Purchaser’s acquisition of the BNP Business is expected to occur within 30 days after the closing of the Merger.

•
The Amended and Restated BNP Purchase Agreement may be terminated under certain circumstances, including (i) the parties’ mutual agreement, (ii) in the event that Abbott determines in good faith that the FTC, the EC or another governmental authority is not likely to approve the Amended and Restated BNP Purchase Agreement, the transactions contemplated thereby, or Purchaser as the buyer of the BNP Business, (iii) if any governmental authority issues a final, non-appealable judgment permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Amended and Restated BNP Purchase Agreement, (iv) if the Merger Agreement is terminated, (v) the non-terminating party’s uncured material breach of the Amended and Restated BNP Purchase Agreement, or (vi) if the transactions contemplated by the Amended and Restated BNP Purchase Agreement have not been consummated within 90 days after the consummation of the Merger. As noted above, the Amended and Restated BNP Purchase Agreement added an additional termination provision, pursuant to which Abbott may terminate the agreement if all consents of the FTC required for the consummation of the transactions contemplated by such agreement have not been received within twenty-five days after the consummation of the Merger.

•
The Amended and Restated BNP Purchase Agreement contemplates the entry by the parties into certain ancillary agreements as of the closing of the transactions, including a transition services agreement, pursuant to which Seller shall provide certain transitional services to Purchaser.

The foregoing description of the Amended and Restated BNP Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated BNP Purchase Agreement, which is filed as Exhibit 10.2 to this Form 8-K and is hereby incorporated by reference into this Item 1.01.
Investors should not rely on the representations, warranties and covenants in the Amended and Restated Triage Purchase Agreement or the Amended and Restated BNP Purchase Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, any of its subsidiaries, the Triage Business or the BNP Business. These representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and stockholders, and (iii) were made only as of the date of the asset purchase agreement or as of such other date or dates as may be specified in the amended and restated purchase agreements. Moreover, information concerning the subject matter of the representations and warranties may change after the date of such purchase agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Item 7.01 Regulation FD Disclosure.
On September 18, 2017, the Company issued a press release announcing entry into the Amended and Restated Triage Purchase Agreement and the Amended and Restated BNP Purchase Agreement, and will hold a conference call at 9:00 a.m., Eastern Time, on September 18, 2017 to discuss such announcement. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.
The information in this Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
Commitment Letter
Also as previously reported by the Company in the Form 8-K filed with the Commission on July 17, 2017, on July 15, 2017, in connection with the entry into the Original Purchase Agreements, the Company entered into a commitment letter (the “Commitment Letter”) with Bank of America, N.A. (“Bank of America”) and JPMorgan Chase Bank, N.A. (“JPMorgan” and together with Bank of America, the “Initial Lenders”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any of its designated affiliates, “MLPFS”) and JPMorgan (“JPMS” and together with MLPFS, the “Lead Arrangers”). The Commitment Letter provided that, in connection with the transactions contemplated by the Original Triage Purchase Agreements and subject to the conditions set forth in the Commitment Letter, the Initial Lenders will provide to the Company a $245.0 million senior secured term loan facility and a $25.0 million revolving credit facility (the “Commitment”). In connection with the entry by the parties into the Amended and Restated Triage Purchase Agreement and the Amended and Restated BNP Purchase Agreement, the Lead Arrangers and the Company amended the Commitment Letter to confirm the Commitment and the terms and conditions of the Commitment Letter and the acceptability of the terms and conditions of the Amended and Restated Triage Purchase Agreement and the Amended and Restated BNP Purchase Agreement.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Amended and Restated Triage Purchase Agreement, dated September 15, 2017, by and among Seller, Purchaser, for purposes of Section 6.13 and 12.15 thereof, the Company and for the limited purposes therein set forth therein, Abbott.*

10.2
Amended and Restated BNP Purchase Agreement, dated September 15, 2017, by and among Seller, Purchaser, for purposes of Section 11.15 thereof, the Company and for the limited purposes therein set forth therein, Abbott.*

99.1	Press release, dated September 18, 2017, announcing the amendment and restatements of the Triage Purchase Agreement and the BNP Purchase Agreement.

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Commission, provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

Cautionary Note Regarding Forward-Looking Statements
This current report on Form 8-K contains certain forward-looking statements. Forward-looking statements typically are identified by the use of terms such as “may,” “will,” “should,” “might,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “goal,” “project,” “strategy,” “future,” and similar words, although some forward-looking statements are expressed differently. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These risks and uncertainties include: the ability to successfully consummate the transactions contemplated by the Amended and Restated Triage Purchase Agreement and the Amended and Restated BNP Purchase Agreement on a timely basis, if at all, including the satisfaction of the closing conditions of the transactions (including consummation of the Merger pursuant to which Seller will become a wholly-owned subsidiary of Abbott); the ability to receive all regulatory approvals for the transactions contemplated by the Amended and Restated Triage Purchase Agreement and the Amended and Restated

BNP Purchase Agreement on a timely basis, if at all, including receipt of all consents of the FTC required for the consummation of the transactions contemplated by the Amended and Restated BNP Agreement within twenty-five days after the consummation of the Merger; the ability to satisfy the conditions of and obtain financing to complete the acquisition contemplated by the Amended and Restated Triage Purchase Agreement; the conditions of the credit markets and the Company’s ability to fund the transactions on acceptable terms; the risk that disruptions will occur from the transactions that will harm the Company’s business, the Triage Business or the BNP Business; any disruptions or threatened disruptions to the relationships of the Company, the Triage Business or the BNP Business with their respective distributors, suppliers, customers and employees; the Company’s ability to manage the foreign expansion; the receipt of regulatory approvals or clearances relating to the Triage Business or the BNP Business, or any loss of previously received regulatory approvals or clearances; a significant reduction in sales of the Triage Business or BNP Business, or increase in costs, expenses or other charges incurred by, relating to or arising from such businesses; the inability to achieve anticipated financial results from the acquired businesses; and the Company’s ability to successfully integrate the acquired businesses into the Company’s operations, including its ability to realize anticipated synergies and operational improvement. Forward-looking statements are based on management’s expectations as well as estimates and assumptions prepared by management that, although they believe to be reasonable, are inherently uncertain. The Company is subject to additional risks and uncertainties described in the Company’s annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis and expectations only as of the date of this Form 8-K. We undertake no obligation to publicly release the results of any revision or update of the forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2017

QUIDEL CORPORATION

By:	/s/ Randall J. Steward
Name:	Randall J. Steward
Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1
Amended and Restated Triage Purchase Agreement, dated September 15, 2017, by and among Seller, Purchaser, for purposes of Section 6.13 and 12.15 thereof, the Company and for the limited purposes therein set forth therein, Abbott.*

10.2
Amended and Restated BNP Purchase Agreement, dated September 15, 2017, by and among Seller, Purchaser, for purposes of Section 11.15 thereof, the Company and for the limited purposes therein set forth therein, Abbott.*

99.1	Press release, dated September 18, 2017, announcing the amendment and restatements of the Triage Purchase Agreement and the BNP Purchase Agreement.

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission, provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.